UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           November 30, 2004
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated November 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: December 1, 2004	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

Thomas P. Mac Mahon
Chairman and Chief Executive Officer

This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without
limitation, competitive actions in the marketplace and
adverse actions of governmental and other third-
party payors.  Actual results could differ materially
from those suggested by these forward-looking
statements. Further information on potential factors
that could affect the Company’s financial results is
included in the Company’s Form 10-K for the year
ended December 31, 2003, and subsequent filings.

Clinical Labs 40%
POLs 7%
Hospitals 53%

©2004 Laboratory Corporation of America® Holdings

The Clinical Laboratory Testing
Market - $40 billion Annually

Independent clinical lab share
is $16 billion

Represents 2% to 3% of all
health care spending

Influences /directs
approximately 80% of health
care spending

Rapidly evolving technology,
emphasis on preventative
medicine and aging of
population are all driving
growth

Has grown at a CAGR of
between 5% and 6%

Source:    Company estimates, industry reports and 2003 revenue for LabCorp.

Profile of LabCorp

A leader in the esoteric and genomic testing
market and second-largest clinical laboratory
company in North America

Offers more than 4,400 routine and
esoteric/genomic tests

Conducts testing on more than 350,000
specimens daily

Provides lab services to more than 220,000
physicians and other health care providers

Approximately 23,000 employees nationwide

Primary Testing Locations & PSCs

Primary LabCorp Testing Locations

Patient Service Centers

PR

AK

Corporate Headquarters

Burlington, NC

LabCorp’s Investment and
Performance Fundamentals

History of Strong Financial
Performance

Significant Cash Generator

Industry leading EBITDA margins

Strong Balance Sheet

Investment Grade Credit Ratings

$2,939.4
$2,507.7
$2,199.8
$1,919.3
$1,698.7
$3,000.0
$2,750.0
$2,500.0
$2,250.0
$2,000.0
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
1999
2000
2001
2002
2003

©2004 Laboratory Corporation of America Holdings

Net Sales (in millions)

25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
13.7%
17.7%
21.3%
22.5%
24.2%
1999
2000
2001
2002
2003

©2004 Laboratory Corporation of America Holdings

EBITDA Margin

$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.29
$0.80
$1.27
$1.77
$2.22
1999
2000
2001
2002
2003

©2004 Laboratory Corporation of America® Holdings

EPS

$600.0
$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$180.6
$246.7
$316.0
$431.5
$564.3
1999
2000
2001
2002
2003

©2004 Laboratory Corporation of America® Holdings

Operating Cash Flow (in millions)

To lead the industry in achieving
long-term growth and profitability
by strengthening our nationwide
core testing business and
expanding our higher-growth,
higher-value esoteric and
genomic businesses.

LabCorp’s Strategy

Strategic Focus Areas

Scientific

Leadership

Managed

Care

Customer

Retention

-Licensing/partnerships

-Cancer

-Specimen tracking

-Call center consolidation

-Report improvement

-Acquisitions

-Appropriate prices

-Reduce leakage

-Value of new lab tests

-Customer connectivity

Third Quarter Results (in millions, except per share data)

9/30/03

9/30/04

+/(-)

Revenue

$752.0

$781.5

3.9%

EBITDA

$183.9

$200.8

9.2%

EBITDA Margin

24.5%

25.7%

120

bp

EPS

$0.58

$0.66

13.8%

Bad Debt % of Revenue

7.5%

6.25%

(125)

bp

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting Principles, see Company’s 3rd quarter
2004 earnings release furnished on Form 8-K on October  21, 2004.

(2) Q3 ‘03 results above exclude restructuring and other one-time charges relating to the Company’s integration of its DIANON and Dynacare acquisitions.

Nine-Month Results (in millions, except per share data)

9/30/03

9/30/04

+/(-)

Revenue

$2,207.9

$2,318.3

5.0%

EBITDA

$537.0

$602.8

12.3%

EBITDA Margin

24.3%

26.0%

170

bp

EPS

$1.67

$1.97

18.0%

Bad Debt % of Revenue

7.5%

6.4%

(110)

bp

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting Principles, see Company’s 3rd quarter
2004 earnings release furnished on Form 8-K on October  21, 2004.

(2) YTD 03 results above exclude restructuring and other one-time charges relating to the Company’s integration of its DIANON and Dynacare acquisitions.

Financial Performance

Price & Volumes:  Trends by Payor Type

Client (Physicians)

Patient

Third Party

(MC/MD/Insurance)

Managed Care

Capitated

Fee for service

Total

LabCorp Total

2002

PPA

$

Accessions

millions

26.27

119.93

31.87

9.28

44.79

30.45

$31.71

29.6

2.3

14.8

13.1

19.3

32.4

79.1

2003

PPA

$

millions

27.07

118.48

34.25

9.95

45.68

32.74

$33.43

31.7

2.5

18.1

12.9

22.7

35.6

87.9

Accessions

YTD 2004

PPA

$

millions

26.54

122.91

34.63

10.17

45.74

33.28

$33.69

24.8

1.9

14.1

9.8

18.2

28.0

68.8

Accessions

Financial Performance

Revenue Analysis by Business Area

YTD SEPT 2003

Revenue

% Accns

Accns

PPA

$Million

to  total

000

$

Genomic

Identity/Gene
Probes

All Genomic

Other Esoteric

Histology

All Genomic/
          Esoteric

Core

Total

213.6

1,733.8

2.6%

123.21

114.4

328.0

188.4

148.4

664.8

1,543.1

2,207.9

2,628.0

4,631.8

4,615.7

1,619.0

10,596.5

55,451.4

66,047.9

4.0%

6.6%

7.0%

2.4%

16.0%

84.0%

100.0%

43.52

75.20

40.81

91.67

62.74

27.83

33.43

YTD SEPT 2004

Revenue

% Accns

Accns

$Million

to  total

000

221.7

1,888.4

2.8%

117.40

125.0

346.7

221.8

146.0

714.5

1,603.8

2,318.3

2,843.3

4,731.7

5,360.1

1,587.8

11,679.6

57,141.7

68,821.3

4.1%

6.9%

7.8%

2.3%

17.0%

83.0%

100.0%

43.96

73.27

41.38

91.96

61.17

28.07

33.69

PPA

$

(4.7%)

1.0%

(2.6%)

1.4%

0.3%

(2.5%)

0.9%

0.9%

04 vs 03

PPA

Incr/(Decr)

Free Cash Flow Investment
Strategy

Acquisitions

$250 million stock repurchase program

Retain flexibility in utilizing remaining
cash